Exhibit 99.1 Brookdale Reports March 2026 Occupancy Brentwood, Tenn., April 8, 2026 – Brookdale Senior Living Inc. (NYSE: BKD) reported today its occupancy for March 2026. 2025 2026 Consolidated Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Wtd. avg. 79.5% 79.8% 80.0% 80.5% 81.1% 81.8% 82.5% 82.6% 82.5% 82.4% 82.3% 82.1% 82.0% Month end 80.9% 81.0% 81.5% 82.2% 82.6% 83.2% 83.8% 83.7% 83.4% 83.7% 83.3% 83.2% 83.3% 2025 2026 Same Community Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Wtd. avg. 81.2% 81.5% 81.6% 82.0% 82.7% 83.1% 83.4% 83.7% 83.6% 83.4% 83.0% 82.7% 82.5% Month end 82.6% 82.7% 83.1% 83.8% 84.1% 84.5% 84.7% 84.9% 84.3% 84.4% 84.0% 83.8% 83.9% First Quarter and March 2026 Occupancy Observations  First Quarter consolidated occupancy results: o First quarter weighted average occupancy grew 280 basis points year-over-year to 82.1% in 2026. o Sequential first quarter weighted average occupancy seasonally declined 40 bps. Historically, Brookdale’s first quarter occupancy has declined by an average of 60 basis points from the prior quarter reflecting annual factors including winter weather and illnesses, rate changes, and holidays.  March consolidated occupancy results: o March 2026 weighted average occupancy increased 250 basis points year-over-year to 82.0%. o March month end occupancy improved sequentially to 83.3%.  March same community occupancy results: o Weighted average occupancy of 82.5% improved 130 basis points year-over-year. Historically, Brookdale experiences its strongest occupancy growth period of the year from roughly May through September. 76% 78% 80% 82% 84% Mar 2025 Apr May Jun Jul Aug Sep Oct Nov Dec Jan 2026 Feb Mar Average for Month Month end Wtd. Avg. 1Q 2026 82.1% 4Q 2025 82.5% 3Q 2025 81.8% 2Q 2025 80.1% 1Q 2025 79.3% 4Q 2024 79.4% 3Q 2024 78.9% 2Q 2024 78.1% 1Q 2024 77.9% Brookdale’s Consolidated Occupancy

About Brookdale Senior Living Brookdale Senior Living Inc. is the nation’s premier operator of senior living communities. With 568 communities across 41 states and the ability to serve approximately 51,000 residents as of March 31, 2026, Brookdale is committed to its mission of enriching the lives of seniors through compassionate care, clinical expertise, and exceptional service. The Company, through its affiliates, operates independent living, assisted living, memory care, and continuing care retirement communities, offering tailored solutions that help empower seniors to live with dignity, connection, and purpose. Leveraging deep expertise in healthcare, hospitality, and real estate, Brookdale creates opportunities for wellness, personal growth, and meaningful relationships in settings that feel like home. Guided by its four cornerstones of passion, courage, partnership, and trust, Brookdale is committed to delivering exceptional value and redefining senior living for a brighter, healthier future. Brookdale's stock trades on the New York Stock Exchange under the ticker symbol BKD. For more information, visit brookdale.com or connect with Brookdale on Facebook or YouTube. SAFE HARBOR Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target," or other similar words or expressions, and include statements regarding the Company's expected financial and operational results. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company's operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the Company's ability to complete pending or expected transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions; disruptions in the financial markets or decreases in the appraised values or performance of the Company's communities that affect the Company's ability to obtain financing or extend or refinance debt as it matures and the Company's financing costs; the Company's ability to obtain additional capital on terms acceptable to it; as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this press release. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. Mike Grant, VP Investor Relations • (615) 564-8104 • email: Mike.Grant@brookdale.com